partech.com Q4 2025 Earnings Presentation February 26, 2026 NYSE: PAR

Forward-Looking Statements. This presentation contains forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995, and the accuracy of such statements is necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. Forward-looking statements can be identified by words such as “believe,” “could,” “would,” “should,” “will,” “continue,” “anticipate,” “expect,” “path,” “plan,” “intend,” “estimate,” “future,” “may,” “potential,” and similar expressions. These statements include, but are not limited to, express or implied forward-looking statements relating to: the plans, strategies and objectives of management relating to our growth, results of operations, and financial performance, including service and product offerings, the development, demand, market share, and competitive performance of our products and services; revenues, gross margins, expenses, cash flows, and other financial measures and key performance indicators, including ARR, Active Sites, subscription service gross margin percentage, net loss, and net (loss) income per share; the availability and terms of product and component supplies for our hardware products; anticipated benefits, timing, and completion of acquisitions (including the acquisition of Bridg), divestitures, and capital markets transactions; and macroeconomic trends, geopolitical events, tariffs, and trade disputes and the expected impact of those trends and events on our business, results of operations, and financial performance. These statements are neither promises nor guarantees but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Factors, risks, trends and uncertainties that could cause actual results to differ materially from those expressed or implied by forward-looking statements include our ability to successfully develop or acquire and transition new products and services and enhance existing products and services to meet evolving customer needs and respond to emerging technological trends, including our effective use of artificial intelligence (AI) in product development and integration of AI tools into our product and service offerings; our ability to add and retain Active Sites and integration partners; our ability to successfully integrate acquisitions into our operations, and realize the anticipated benefits; macroeconomic trends, such as a recession or slowed economic growth, fluctuating interest rates, inflation, and changes in consumer confidence and discretionary spending; geopolitical events affecting countries where we operate or our customers or suppliers operate, including changes in import/export regulations, such as tariffs, and trade disputes involving the United States and those countries; our ability to retain and manage suppliers, secure alternative suppliers, and manage inventory levels and costs, navigate manufacturing disruptions or logistics challenges, shipping delays, and shipping costs; and the other factors discussed in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Undue reliance should not be placed on the forward-looking statements in this presentation, which are based on information available to us on the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. . Industry and Market Data. Market, industry, and other data included in this presentation are from or based on our own internal good faith estimates and research, and on publicly available publications, research, surveys and studies conducted by third parties, which we believe are reliable, but have not independently verified. Similarly, while we believe our internal estimates and research are reliable, we have not independently verified our internal estimates or research. While we are not aware of any misstatements regarding any market, industry, or other data used by us or expressed in this presentation, such information, because it has not been verified or, by its nature - market surveys, estimates, projections or similar data, are inherently subject to uncertainties, and actual results may differ materially from the assumptions and circumstances reflected in this information. Key Performance Indicators and Non-GAAP Financial Measures.(1) We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this presentation as we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors. Where non-GAAP financial measures are included in this presentation, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non-GAAP financial measures is included in the Appendix to this presentation. Unless otherwise indicated, financial and operating data included in this presentation is as of December 31, 2025. Trademarks. “PAR®,” “PAR POSTM”, “Punchh®,” “PAR OrderingTM”, "PAR OPS®," “Data Central®," “DelagetTM,” "PAR RetailTM", "PAR® Pay”, “PAR® Payment Services”, and other trademarks identifying our products and services appearing in this presentation belong to us. Solely for convenience, our trademarks referred to in this presentation may appear without the ® or TM symbols, but such references are not intended to indicate in any way that we will not assert, to the fullest extent under applicable law, our rights to these trademarks. This presentation may also contain trade names and trademarks of other companies. Our use of such other companies’ trade names or trademarks is not intended to imply any endorsement or sponsorship by these companies of us or our products or services. (1) See Appendix for Non-GAAP reconciliations and Key Performance Indicators 2partech.com

Our Journey… So Far

(Dollar values represent ARR)

Software Renaissance

- Acquired PAR POS.
- Restructured PAR, new team, mission, values.
- Recapitalized PAR to invest in SaaS.
- Acquired Data Central.

Building a Unified Platform

- Launched PAR Payments.
- Acquired loyalty provider Punchh.
- Acquired PAR Ordering.
- Crossed 100k Active Sites.

Global Food Service Pure Play

- Acquired loyalty provider PAR Retail and international solutions TASK and Plexure.
- Acquired analytics and intelligence provider Delaget.
- Divested Government segment to become a pure play food service tech company.



PAR POS
PAR Data Central
$19.2M
Q4 2019
PAR Pay
PAR Punchh
$88.2M
Q4 2021
PAR Ordering
$136.9M
Q4 2023
PAR Retail
SOLD
PAR Government
PAR TASK
PAR Delaget
$272.5M
Q4 2024
$315.4M
Q4 2025
2014
2019
2020
2021
2022
2023
2024
2025

PAR

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4partech.com • Unified technology platform offering integrated solutions and sophisticated data insights • Pairs with our state of the art hardware offerings for a complete tech stack • Supported by our comprehensive professional service offerings to drive a positive customer experience Building a Unified Experience

5partech.com PAR’s Success Will Be Driven by our Flywheel Established brand and winning market share Land product #1 Reinvest to launch or acquire product #2 Scale economics leads to more capital to reinvest in productsHappy and sticky customers Differentiated Platform

6partech.com Financial Review Fourth Quarter 2025 Highlights

Q4 2025 Highlights

1 **$17 million sequential ARR growth**	• Strong sequential ARR growth, signaling renewed growth momentum
2 **15% organic ARR growth**	• Consistent delivery on strong organic ARR growth year-over-year
3 **Continued Adjusted EBITDA profitability**	• Adjusted EBITDA[(1)] of $7.0 million in Q4 2025, an increase of $1.3 million from Q4 2024
4 **Tier 1 Momentum**	• Papa Johns selected PAR POS and PAR OPS to anchor its next-generation U.S. in-restaurant technology stack
5 **Release of First AI Product**	• Launch of Coach AI, now deployed across nearly 900 stores

1. Adjusted EBITDA is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation from net loss to Adjusted EBITDA.

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8partech.com Revenue by Offering 23.2% 63.4% 13.5% Hardware Subscription Service Professional Service ARR by Subscription Product Line 41.2% 58.8% Operator Cloud Engagement Cloud Q4 2025 Revenue Breakout

9partech.com 16% Y/Y Growth 272.5 280.5 284.6 296.3 313.3 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 ($'000,000) Organic ARR 15% Y/Y Growth 272.5 282.1 286.7 298.4 315.4 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Total ARR Strong Organic & Inorganic ARR Growth Year-over-year metrics are for the quarter ended 12/31/2025 compared to the quarter ended 12/31/2024. Please see Appendix — Key Performance Indicators for more information on ARR. The charts above present our ARR on a constant currency basis, calculated using the exchange rates set at the beginning of 2025.

10partech.com 19% Y/Y Growth 116.2 117.2 119.2 121.6 130.0 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 ($'000,000) Operator Cloud 12% Y/Y Growth 156.2 164.9 167.5 176.8 185.4 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Engagement Cloud Resilient ARR Growth Across Product Lines Year-over-year metrics are for the quarter ended 12/31/2025 compared to the quarter ended 12/31/2024. Please see Appendix — Key Performance Indicators for more information on ARR. The charts above present our ARR on a constant currency basis, calculated using the exchange rates set at the beginning of 2025.

11partech.com Q4 '25 Financials Consolidated Highlights • 10% increase in gross margin from Q4 2024 • $1.3 million increase in Adjusted EBITDA(1) from Q4 2024 Subscription Service Highlights • 16% increase in ARR from Q4 2024 • 18% increase in revenue from Q4 2024 • 13% increase in gross margin from Q4 2024 Three Months Ended December 31, (in thousands) 2025 2024 Revenues, net: Subscription service $ 76,094 $ 64,262 Hardware 27,808 26,048 Professional service 16,199 14,695 Total revenues, net 120,101 105,005 Total gross margin 49,477 45,007 Operating expenses: Sales and marketing 12,377 10,471 General and administrative 30,001 31,002 Research and development 21,794 17,432 Amortization of identifiable intangible assets 3,366 2,875 Gain on insurance proceeds — (348) Total operating expenses 67,538 61,432 Other (expense) income, net (310) 2,856 Loss on extinguishment of debt — (6,560) Interest expense, net (1,548) (3,412) Loss from continuing operations before income taxes (19,919) (23,541) Provision for income taxes (975) (1,752) Net loss from continuing operations (20,894) (25,293) Net income from discontinued operations — 4,236 Net loss (20,894) (21,057) Non-GAAP adjustments 27,940 26,833 Adjusted EBITDA(1) 7,046 5,776 1. Adjusted EBITDA is a Non-GAAP financial measure. Please see Appendix for a detailed reconciliation from net loss to Adjusted EBITDA.

12partech.com Appendix

13partech.com (in thousands) 3 Months Ended Q4'24 Q4'25 Net loss $(21,057) $(20,894) Discontinued operations (4,236) — Net loss from continuing operations (25,293) (20,894) Provision for income taxes 1,752 975 Interest expense, net 3,412 1,548 Depreciation and amortization 11,205 12,251 Stock-based compensation 7,905 7,756 Transaction costs 2,351 795 Gain on insurance proceeds (348) — Severance 1,088 255 Impairment loss — 3,555 Litigation expense — 495 Loss on extinguishment of debt 6,560 — Other (income) expense, net (2,856) 310 Adjusted EBITDA $5,776 $7,046 Net Loss to Adjusted EBITDA Reconciliation

14partech.com Investment Thesis 1. Foodservice market ready for disruption • Large TAM in restaurants with ~1m locations in the US spending 2-3% of total revenue on technology (1) • Enterprise foodservice playing “catch-up” in adopting new technology and anticipate this technology spend to ramp • The industry shift to cloud technology has led to an explosion in new technology from Voice AI to marketing technology 2. Meeting market need with a Unified Experience • Today technology is driving a wedge between restaurants and their guests • Brands are shifting to well integrated vendors and more targeted guest interactions • There is an opportunity to create an integrated solution with unified data that enables restaurants to have 1:1 relationship with their guests • Industry seeking vendor consolidation and platform experience and reduce single-product providers 3. ARR at scale with strong SaaS metrics • Through both organic and inorganic strategies, ARR has reached $315.4 million with significant opportunity to expand within existing customers and win new business • Hyper-focus on stringent OpEx spend management with real ROI mindset 1. Source: Technomic

15partech.com Key Performance Indicators • Annual Recurring Revenue or "ARR” is the annualized revenue from subscription services, including subscription fees for our SaaS solutions and related software support, managed platform development services, and transaction-based payment processing services. We generally calculate ARR by annualizing the monthly recurring revenue for all Active Sites as of the last day of each month for the respective reporting period. Our reported ARR is based on a constant currency, using the exchange rates established at the beginning of the year and consistently applied throughout the period and to comparative periods presented. Applying a constant currency impacted our reported ARR figures for Q3 2024 and Q4 2024 as exchange rate effects began with the acquisition of TASK Group Holdings Limited in July 2024. • “Active Sites” represent locations active on PAR’s subscription services as of the last day of the respective reporting period. • “Non-GAAP Subscription Service Gross Margin Percentage” represents subscription service gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, severance, and impairment of capitalized software development costs. • “Non-GAAP Consolidated Gross Margin Percentage” represents consolidated gross margin percentage adjusted to exclude amortization from acquired and internally developed software, stock-based compensation, severance, and impairment of capitalized software development costs. • “Adjusted EBITDA” represents net loss before income taxes, interest expense, and depreciation and amortization adjusted to exclude discontinued operations, stock-based compensation, transaction costs, severance, impairment loss, litigation expense, gain on insurance proceeds, loss on extinguishment of debt, and other (expense) income, net. • “ARR Per Unit” represents ARR divided by Active Sites as of the last day of each month for the respective reporting period.

16partech.com Thank You!